EXHIBIT 99.7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G3
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                  8       $338,300        0.32
$50,000.01 - $100,000.00                           36      3,016,590        2.82
$100,000.01 - $150,000.00                          84     10,495,933        9.83
$150,000.01 - $200,000.00                          80     13,963,120       13.07
$200,000.01 - $250,000.00                          67     14,964,751       14.01
$250,000.01 - $300,000.00                          46     12,613,031       11.81
$300,000.01 - $350,000.00                          31      9,975,069        9.34
$350,000.01 - $400,000.00                          23      8,702,598        8.15
$400,000.01 - $450,000.00                          17      7,335,400        6.87
$450,000.01 - $500,000.00                          18      8,522,050        7.98
$500,000.01 - $550,000.00                           6      3,144,550        2.94
$550,000.01 - $600,000.00                           2      1,140,000        1.07
$600,000.01 - $650,000.00                           6      3,856,887        3.61
$650,000.01 - $700,000.00                           1        670,000        0.63
$700,000.01 - $750,000.00                           3      2,220,000        2.08
$750,000.01 - $800,000.00                           2      1,554,000        1.45
$800,000.01 - $850,000.00                           1        832,000        0.78
$900,000.01 - $950,000.00                           1        940,000        0.88
$1,100,000.01 - $1,150,000.00                       1      1,125,000        1.05
$1,400,000.01 - $1,450,000.00                       1      1,417,000        1.33
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: $28,800.00
Maximum: $1,417,000.00
Average: $246,143.50
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
4.001% - 4.250%                                     1       $250,252        0.23
4.251% - 4.500%                                    11      3,262,079        3.05
4.501% - 4.750%                                    13      3,418,709        3.20
4.751% - 5.000%                                    45     11,523,321       10.79
5.001% - 5.250%                                    63     14,555,150       13.63
5.251% - 5.500%                                   110     27,295,254       25.55
5.501% - 5.750%                                    74     17,821,070       16.68
5.751% - 6.000%                                    63     15,802,399       14.79
6.001% - 6.250%                                    19      4,668,835        4.37
6.251% - 6.500%                                    18      4,573,150        4.28
6.501% - 6.750%                                    10      2,802,300        2.62
6.751% - 7.000%                                     4        571,200        0.53
7.001% - 7.250%                                     1        118,300        0.11
7.251% - 7.500%                                     2        164,260        0.15
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 7.500%
Weighted Average: 5.530%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G3
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                     4     $1,003,181        0.94
4.001% - 4.250%                                    12      3,263,470        3.05
4.251% - 4.500%                                    23      5,617,010        5.26
4.501% - 4.750%                                    37     10,210,750        9.56
4.751% - 5.000%                                    78     18,694,300       17.50
5.001% - 5.250%                                    93     22,620,854       21.18
5.251% - 5.500%                                    84     21,886,569       20.49
5.501% - 5.750%                                    52     11,698,298       10.95
5.751% - 6.000%                                    17      3,802,137        3.56
6.001% - 6.250%                                    21      5,589,650        5.23
6.251% - 6.500%                                    10      2,157,500        2.02
6.751% - 7.000%                                     2        228,700        0.21
7.001% - 7.250%                                     1         53,860        0.05
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 7.125%
Weighted Average: 5.227%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year Libor                                        3     $1,229,600        1.15
6 Month Libor                                     431    105,596,679       98.85
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
25 - 30                                             7     $2,108,128        1.97
31 - 36                                           427    104,718,151       98.03
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 28
Maximum: 36
Weighted Average: 35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 2.000%                                           3     $1,754,000        1.64
2.001% - 2.250%                                   273     69,479,122       65.04
2.251% - 2.500%                                     1        250,252        0.23
2.501% - 2.750%                                   145     30,297,350       28.36
2.751% - 3.000%                                     1        608,887        0.57
3.001% - 3.250%                                     8      3,100,620        2.90
3.251% - 3.500%                                     2        586,048        0.55
3.751% - 4.000%                                     1        750,000        0.70
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.875%
Weighted Average: 2.438%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G3
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
2.000%                                              3     $1,386,000        1.30
3.000%                                             44     14,016,858       13.12
4.000%                                             28      4,317,594        4.04
5.000%                                            314     73,003,670       68.34
6.000%                                             45     14,102,157       13.20
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.790%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
1.000%                                            388    $91,968,170       86.09
2.000%                                             46     14,858,109       13.91
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.139%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
9.251% - 9.500%                                     2       $374,100        0.35
9.501% - 9.750%                                     4        834,670        0.78
9.751% - 10.000%                                    8      1,472,800        1.38
10.001% - 10.250%                                   8      1,720,652        1.61
10.251% - 10.500%                                  24      5,582,003        5.23
10.501% - 10.750%                                  11      2,973,039        2.78
10.751% - 11.000%                                  37      9,399,571        8.80
11.001% - 11.250%                                  44     10,258,150        9.60
11.251% - 11.500%                                  91     23,907,230       22.38
11.501% - 11.750%                                  67     15,652,020       14.65
11.751% - 12.000%                                  54     13,285,699       12.44
12.001% - 12.250%                                  17      4,260,935        3.99
12.251% - 12.500%                                  16      3,891,110        3.64
12.501% - 12.750%                                   8      2,326,300        2.18
12.751% - 13.000%                                   3        361,600        0.34
15.501% - 15.750%                                   1        382,450        0.36
15.751% - 16.000%                                   4      1,151,700        1.08
16.001% - 16.250%                                   6      1,666,400        1.56
16.251% - 16.500%                                   7      1,398,000        1.31
16.501% - 16.750%                                   2        316,000        0.30
16.751% - 17.000%                                   4        643,500        0.60
17.001% - 17.250%                                   4      1,027,200        0.96
17.251% - 17.500%                                   2      1,000,850        0.94
17.501% - 17.750%                                   5      1,843,100        1.73
18.001% - 18.250%                                   1        130,800        0.12
18.251% - 18.500%                                   1        157,600        0.15
18.751% - 19.000%                                   2        580,800        0.54
19.001% - 19.250%                                   1        228,000        0.21
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 9.375%
Maximum: 19.250%
Weighted Average: 11.987%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G3
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
621 - 640                                          24     $5,660,637        5.30
641 - 660                                          41     11,021,247       10.32
661 - 680                                          49     10,736,271       10.05
681 - 700                                          57     15,264,912       14.29
701 - 720                                          85     22,094,474       20.68
721 - 740                                          74     17,690,178       16.56
741 - 760                                          48     12,351,130       11.56
761 - 780                                          35      7,337,080        6.87
781 - 800                                          15      3,349,700        3.14
801 - 820                                           6      1,320,650        1.24
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 621
Maximum: 813
Weighted Average: 709
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           2       $243,000        0.23
50.01% - 55.00%                                     2        945,000        0.88
55.01% - 60.00%                                     5      1,326,300        1.24
60.01% - 65.00%                                     6      2,696,771        2.52
65.01% - 70.00%                                    11      3,597,500        3.37
70.01% - 75.00%                                    21      5,398,699        5.05
75.01% - 80.00%                                   374     90,082,922       84.33
80.01% - 85.00%                                     4        745,450        0.70
85.01% - 90.00%                                     9      1,790,637        1.68
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 44.70
Maximum: 90.00
Weighted Average: 78.28
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G3
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           2       $243,000        0.23
50.01% - 55.00%                                     2        945,000        0.88
55.01% - 60.00%                                     3        663,500        0.62
60.01% - 65.00%                                     3        744,021        0.70
65.01% - 70.00%                                     7      3,108,000        2.91
70.01% - 75.00%                                    12      5,696,289        5.33
75.01% - 80.00%                                    41     10,360,952        9.70
80.01% - 85.00%                                    11      2,585,750        2.42
85.01% - 90.00%                                    72     16,890,556       15.81
90.01% - 95.00%                                    89     17,776,730       16.64
95.01% - 100.00%                                  192     47,812,481       44.76
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 44.70
Maximum: 100.00
Weighted Average: 91.73
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     425   $104,772,772       98.08
Fully Amortizing                                    9      2,053,506        1.92
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                        116    $42,448,249       39.74
Nevada                                             28      6,863,900        6.43
Florida                                            31      6,555,840        6.14
Virginia                                           25      6,527,800        6.11
Colorado                                           30      5,688,490        5.32
Other                                             204     38,742,000       36.27
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
6                                                   1       $770,000        0.72
12                                                  2      1,618,600        1.52
24                                                 10      2,877,978        2.69
30                                                  3        522,800        0.49
36                                                401     97,216,501       91.00
42                                                 12      2,546,000        2.38
48                                                  1        368,000        0.34
60                                                  4        906,400        0.85
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G3
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Full                                              142    $27,238,482       25.50
No Doc                                             11      2,973,099        2.78
No Ratio                                           43     12,474,789       11.68
Reduced                                           210     55,419,300       51.88
Stated Doc                                         28      8,720,608        8.16
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                          282    $69,648,268       65.20
Cash Out Refinance                                 80     22,360,761       20.93
Rate/Term Refinance                                72     14,817,250       13.87
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Investor                                           93    $16,613,541       15.55
Primary                                           332     86,788,099       81.24
Secondary                                           9      3,424,639        3.21
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Condominium                                        44     $8,502,250        7.96
PUD                                               108     25,932,684       24.28
Single Family                                     255     64,552,758       60.43
Two- to Four Family                                27      7,838,587        7.34
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
352                                                 1       $232,750        0.22
354                                                 6      1,875,378        1.76
356                                                 3        966,999        0.91
357                                                23      6,868,690        6.43
358                                                50     16,938,308       15.86
359                                               213     49,355,604       46.20
360                                               138     30,588,550       28.63
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------
Minimum: 352
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
GMAC Mortgage                                     117    $32,844,231       30.75
Greenpoint                                        314     73,003,670       68.34
Wells Fargo                                         3        978,378        0.92
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G3
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Family Lending                                      2     $1,118,000        1.05
Greenpoint Mortgage Corporation                   314     73,003,670       68.34
Homestar                                           47      7,853,254        7.35
Loan Center Of California Inc                       1        362,048        0.34
Market Street                                       2        362,760        0.34
Mortgage IT                                        43     13,645,349       12.77
UBS Conduit                                        22      9,502,820        8.90
Wells Fargo Home Mortgage, Inc.                     3        978,378        0.92
--------------------------------------------------------------------------------
Total:                                            434   $106,826,279      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 7  of  7